UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

GENERAL FORM FOR REGISTRATION OF SECURITIES

Under Section 12(b) or (g) of the Securities Exchange Act of 1934

Sierra Resource Group, Inc.

(Exact Name of Small Business Issuer in its Charter)

Date of earliest event reported:

July 25, 2012

Nevada	000-25301	88-0413922
(State of Incorporation)	(Commission File Number)	(IRS Employer ID No.)

9550 S. Eastern Avenue, Suite 253, Las Vegas, Nevada 89123

(Address of principal executive offices; zip code)

Registrant’s telephone number, including area code: (702) 462-7285

(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

Sierra Resource Group, Inc. (the “Company”) engaged Marcum, LLC (“Marcum”) as its new independent registered public accountants, effective July 25, 2012. The decision to change accountants was recommended and approved by the Company’s board of directors. This action effectively releases Tarvaran, Askelson & Company, LLP (“TAC”) as the Company’s independent auditor.

The reports of TAC on the Company’s financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern.

During the Company’s two most recent fiscal years, there have not been any disagreements between the Company and TAC, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of TAC would have caused TAC to make reference thereto in its reports on the Company’s audited financial statements, nor have there been any “reportable events,” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

During the Company’s two most recent fiscal years and through the date of this report, neither the Company nor anyone acting on its behalf consulted with TAC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed other than that discussed above, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided TAC with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that TAC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the disclosure made herein. As of the date of this filing a copy of the letter from TAC confirming its agreement with the disclosure made herein has not been obtained. A copy of this letter will be filed upon receipt.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statements and Exhibits

Exhibits

d) Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIERRA RESOURCE GROUP, INC.

Date: July 25, 2012	By:	/S/ J. ROD MARTIN
J. Rod Martin
Chief Executive Officer